United States
Securities and Exchange Commission
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

                             June 3, 2005
Date of Report (Date of earliest event reported)

Overseas Shipholding Group, Inc.
(Exact Name of Registrant as Specified in Charter)

              1-6479-1
Commission File Number

Delaware (State or other jurisdiction of incorporation)	13-2637623 (I.R.S. Employer Identification Number)

511 Fifth Avenue
                     New York, New York 10017
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code (212) 953-4100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events.

                     On June 3, 2005, Overseas Shipholding Group, Inc. issued a press release announcing that it that it has signed definitive agreements for the bareboat charters of ten Veteran MT-46 class Jones Act Product Tankers to be constructed by Kvaerner Philadelphia Shipyard, Inc. ("KPSI"). Following construction, KPSI will transfer the vessels to leasing subsidiaries of American Shipping Corporation, an affiliate of KPSI, which will in turn bareboat charter the vessels to subsidiaries of OSG for initial terms of five or seven years, with extension options for the life of the vessels. The vessels are scheduled to be delivered from 2006 through 2010. The bareboat charters will become effective upon receipt of relevant government approvals and delivery of the vessels. A copy of the press release is attached hereto as Exhibit 99 and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

                    (c)     Exhibits

                     Exhibit No.    Description

                       99                  Press Release of Overseas Shipholding Group, Inc. dated June 3, 2005

SIGNATURES

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OVERSEAS SHIPHOLDING GROUP, INC. (Registrant)

Date: June 3, 2005	By: /s/Myles R. Itkin
Name: Myles R. Itkin Title: Senior Vice President, Chief Financial Officer and Treasurer